UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2008

SONUS NETWORKS, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	000-30229	04-3387074
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

7 TECHNOLOGY PARK DRIVE, WESTFORD, MASSACHUSETTS 01886

(Address of Principal Executive Offices) (Zip Code)

(978) 614-8100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

On June 26, 2008, Sonus Networks, Inc. (NASDAQ: SONS) (the “Company”) entered into a Rights Agreement with American Stock Transfer & Trust Company, LLC, as Rights Agent. The Rights Agreement was entered into pursuant to authorization of the Company’s Board of Directors on June 26, 2008, which included the adoption of a Stockholder Rights Plan and the declaration of a dividend distribution of one right (a “Right”) for each outstanding share of the Company’s Common Stock to stockholders of record at the close of business on July 7, 2008. Each Right entitles the registered holder to purchase from the Company a unit consisting of one one-thousandth of a share (a “Unit”) of Preferred Stock at a purchase price of $25.00 per Unit, subject to adjustment.  The description and terms of the Rights are set forth in the Rights Agreement.

A summary of the principal terms of the Rights Agreement is set forth in the press release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.  The summary does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is attached hereto as Exhibit 4.1, and incorporated herein by reference.

Item 3.03.                                          Material Modification to Rights of Security Holders.

Please see the disclosure set forth under “Item 1.01. Entry into a Material Definitive Agreement,” which is incorporated by reference into this Item 3.03.

Item 5.03.                                          Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective June 26, 2008, the Company filed a Certificate of Designation with the Secretary of State of the State of Delaware, which amends the Company’s Fourth Amended and Restated Certificate of Incorporation. The Company’s Board of Directors authorized the filing of the Certificate of Designation at a meeting held on June 26, 2008. Pursuant to the Certificate of Designation, the Board designated 3,900,000 shares of the Company’s Preferred Stock, $0.01 par value per share, as Series A Junior Participating Preferred Stock in connection with the Rights Agreement.

See the description set forth under “Item 1.01. Entry into a Material Definitive Agreement” for a more complete description of the rights and preferences of the Series A Junior Participating Preferred Stock.

The description of the Certificate of Designation is qualified in its entirety by reference to the Certificate of Designation, which is attached as Exhibit 3.1 hereto and incorporated into this Item 5.03 by reference.

Item 8.01.                                          Other Events.

On June 26, 2008, the Company issued a press release announcing the adoption of the Stockholder Rights Plan and the declaration of the Rights dividend. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

As discussed therein, the press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and, as such, may involve known and unknown risks, uncertainties and assumptions. These forward-looking statements relate to the Company’s current expectations and are subject to the limitations and qualifications set forth in the press release as well as in the Company’s other documents filed with the SEC, including, without limitation, that actual events and/or results may differ materially from those projected in such forward-looking statements.

Item 9.01.                                          Financial Statements and Exhibits.

(c)

Exhibit No.	Description

3.1	Certificate of Designation specifying the terms of the Series A Junior Participating Preferred Stock, par value $0.01 per share.

4.1

Rights Agreement, dated as of June 26, 2008, between the Company and American Stock Transfer & Trust Company, LLC, which includes as Exhibit A thereto a Form of Certificate of Designation for the Series A Junior Participating Preferred Stock, as Exhibit B thereto the Form of Rights Certificate and as Exhibit C thereto a Summary of Rights to Purchase Shares of Preferred Stock.

99.1	Press Release dated June 26, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2008	SONUS NETWORKS, INC.

By:
/s/ Charles J. Gray
Charles J. Gray
Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

3.1	Certificate of Designation specifying the terms of the Series A Junior Participating Preferred Stock, par value $0.01 per share.

4.1

Rights Agreement, dated as of June 26, 2008, between the Company and American Stock Transfer & Trust Company, LLC, which includes as Exhibit A thereto a Form of Certificate of Designation for the Series A Junior Participating Preferred Stock, as Exhibit B thereto the Form of Rights Certificate and as Exhibit C thereto a Summary of Rights to Purchase Shares of Preferred Stock.

99.1	Press Release dated June 26, 2008.